Summary of Significant Accounting Policies	12 Months Ended
Dec. 31, 2018
Accounting Policies [Abstract]
Summary of Significant Accounting Policies
2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Foreign Currency

The Company’s functional currency is the US$. The Company’s subsidiaries, VIEs and subsidiaries of the VIEs determine their functional currencies based on the criteria of ASC Topic 830, Foreign Currency Matters. The Company uses the RMB as its reporting currency. The Company uses the exchange rate as of the balance sheet date to translate its assets and liabilities and the average daily exchange rate for each month to translate its income and expense items to reporting currency. Any translation gains (losses) are recorded in other comprehensive income (loss). Transactions denominated in foreign currencies are measured and recorded into the functional currency at the exchange rates prevailing on the transaction dates. Assets and liabilities denominated in foreign currencies other than functional currency are remeasured into the functional currency at the exchange rates prevailing at the balance sheet date. Exchange gains and losses are included in earnings as a component of “Other income, net.”

Segment Reporting

As of December 31, 2017 and 2018, the Company had two reportable segments, Baidu Core and iQIYI. Baidu Core mainly provides search-based, feed-based, and other online marketing services, as well as new artificial intelligence business. Search Services and Transaction Services were combined into Baidu Core beginning April 2017, to reflect the Company’s strategic and operational change to de-emphasize its transaction services business and shift more resources to support its online marketing and other services. iQIYI is an online entertainment service provider that, offers original, professionally produced and partner-generated content on its platform. In early April 2018, iQIYI completed its initial public offering (“IPO”) on the Nasdaq Global Market.

The Company’s chief executive officer, who has been identified as the chief operating decision marker (“CODM”), reviews the operating results of Baidu Core and iQIYI, to allocate resources and assess the Company’s performance. Accordingly, the financial statements include segment information which reflects the current composition of the reportable segments in accordance with ASC Topic 280, Segment Reporting.

Business Combinations

The Company accounts for its business combinations using the purchase method of accounting in accordance with ASC Topic 805, Business Combinations. The purchase method of accounting requires that the consideration transferred to be allocated to the assets, including separately identifiable assets and liabilities the Company acquired, based on their estimated fair values. The consideration transferred in an acquisition is measured as the aggregate of the fair values at the date of exchange of the assets given, liabilities incurred, and equity instruments issued as well as the contingent considerations as of the acquisition date. The costs directly attributable to the acquisition are expensed as incurred. Identifiable assets, liabilities and contingent liabilities acquired or assumed are measured separately at their fair value as of the acquisition date, irrespective of the extent of any noncontrolling interests. The excess of (i) the total of cost of acquisition, fair value of the noncontrolling interests and acquisition date fair value of any previously held equity interest in the acquiree over (ii) the fair value of the identifiable net assets of the acquiree, is recorded as goodwill. If the cost of acquisition is less than the fair value of the net assets of the subsidiary acquired, the difference is recognized directly in earnings.

In a business combination achieved in stages, the Company remeasures its previously held equity interest in the acquiree immediately before obtaining control at its acquisition-date fair value and the re-measurement gain or loss, if any, is recognized in earnings.

The determination and allocation of fair values to the identifiable assets acquired, liabilities assumed and noncontrolling interests is based on various assumptions and valuation methodologies requiring considerable judgment from management. The most significant variables in these valuations are discount rates, terminal values, the number of years on which to base the cash flow projections, as well as the assumptions and estimates used to determine the cash inflows and outflows. The Company determines discount rates to be used based on the risk inherent in the related activity’s current business model and industry comparisons. Terminal values are based on the expected life of assets, and forecasted cash flows over that period.

Cash, Cash Equivalents and Restricted Cash

Cash and cash equivalents

Cash and cash equivalents primarily consist of cash, money market funds, investments in interest bearing demand deposit accounts, time deposits and highly liquid investments with original maturities of three months or less from the date of purchase and are stated at cost which approximates their fair value.

Restricted cash

Restricted cash mainly consists of the cash reserved in escrow accounts at certain banks as online payment service deposits and cash pledged for bank loan facility.

In November 2016, the FASB issued Accounting Standards Update No. 2016-18, Statement of Cash Flows (Topic 230): Restricted Cash, which requires companies to include amounts generally described as restricted cash and restricted cash equivalents in cash and cash equivalents when reconciling beginning-of-period and end-of-period total amounts presented in the statement of cash flows. The Company adopted the new standard effective January 1, 2018, using the retrospective transition method. All restricted cash was presented on the face of the consolidated balance sheet as “Restricted cash.”

Accounts Receivable, net of allowance

Accounts receivable are recognized and carried at the original invoiced amount less an allowance for any potential uncollectible amounts. An estimate for doubtful debts is made when collection of the full amount is no longer probable. Receivable balances are written off when they are deemed uncollectible. The Company generally does not require collateral from its customers.

The Company maintains allowances for doubtful accounts for estimated losses resulting from the failure of customers to make payments on time. The Company reviews the accounts receivable on a periodic basis and makes general and specific allowances when there is doubt as to the collectability of individual balances. In evaluating the collectability of individual receivable balances, the Company considers many factors, including the age of the balance, the customer’s payment history, its current credit-worthiness and current economic trends.

Receivables from Online Payment Agencies, net of allowance

Receivables from online payment agencies are funds due from the third-party online payment service providers for clearing transactions. Funds were paid or deposited by customers or users through these online payment agencies for services provided by the Company. The Company carefully considers and monitors the credit worthiness of the third-party payment service providers used. An allowance for doubtful accounts is recorded in the period in which a loss is determined to be probable. Receivable balances are written off when they are deemed uncollectible. The balances are included in “Other current assets, net” on the consolidated balance sheets. As of December 31, 2017 and 2018, no allowance for doubtful accounts was provided for the receivables from online payment agencies.

Loan and Interest Receivables, net of allowance

Loan and interest receivables consist primarily of micro loans to individual borrowers. Such amounts are recorded at the principal net of allowance for credit losses relating to micro loans, and include accrued interest receivable as of the balance sheet date. The loan periods granted by the Company to the borrowers related to the micro loans generally range from one month to thirty-six months. The cash flows related to micro loans are included within the cash flows from investing activities category in the consolidated statement of cash flows.

Allowance for credit losses relating to micro loans represent the Company’s best estimate of the losses inherent in the outstanding portfolio of loans. Judgment is required to determine the allowance amounts and whether such amounts are adequate to cover potential credit losses, and periodic reviews are performed to ensure such amounts continue to reflect the best estimate of the losses inherent in the outstanding portfolio of debts. The Company bases the allowance for loan and interest receivables credit losses primarily on historical loss experience using a roll rate-based model applied to the loan and interest receivables portfolios. The Company considers many factors, including but not limited to, the age of the amounts due, the payment history, the month of origination, the purpose of the loans, creditworthiness, financial conditions of the borrower, terms of the loans, regulatory environment, and the general economic conditions. In August 2018, the Company completed the divestiture of its financial services business, and related loan and interest receivable balances were derecognized from the consolidated balance sheet upon disposal (Note 4).

Investments

Short-term investments

All highly liquid investments with original maturities of greater than three months, but less than twelve months, are classified as short-term investments. Investments that are expected to be realized in cash during the next twelve months are also included in short-term investments.

The Company accounts for short-term debt investments in accordance with ASC Topic 320, Investments—Debt Securities (“ASC 320”). The Company classifies the short-term investments in debt as “held-to-maturity,” “trading” or “available-for-sale,” whose classification determines the respective accounting methods stipulated by ASC 320. Dividend and interest income, including amortization of the premium and discount arising at acquisition, for all categories of investments in securities are included in earnings. Any realized gains or losses on the sale of the short-term investments are determined on a specific identification method, and such gains and losses are reflected in earnings during the period in which gains or losses are realized.

Securities that the Company has positive intent and ability to hold to maturity are classified as held-to-maturity securities and stated at amortized cost. For individual securities classified as held-to-maturity securities, the Company evaluates whether a decline in fair value below the amortized cost basis is other-than-temporary in accordance with ASC 320. Other-than-temporary impairment loss is recognized in earnings equal to the entire excess of the debt security’s amortized cost basis over its fair value at the balance sheet date of the reporting period for which the assessment is made.

Securities that are bought and held principally for the purpose of selling them in the near term are classified as trading securities, in accordance with ASC 320. Unrealized holding gains and losses for trading securities are included in earnings.

Debt investments not classified as trading or as held-to-maturity are classified as available-for-sale debt securities, which are reported at fair value, with unrealized gains and losses recorded in “Accumulated other comprehensive income.” An impairment loss on the available-for-sale debt securities is recognized in the consolidated statements of comprehensive income when the decline in value is determined to be other-than-temporary.

Other invested securities

Other invested securities represent investments purchased by the Company for its financial services business and are resold to third-party investors. These transactions do not meet the requirements of asset derecognition in accordance with ASC Topic 860, Transfers and Servicing (“ASC 860”). The Company records the proceeds related to these transactions as secured borrowings included in “Amounts due to the third-party investors” on the consolidated balance sheets, and assets pledged are included in “Other invested securities” on the consolidated balance sheets. Other invested securities are issued by financial institutions and have a variable rate of return that is indexed to the performance of underlying assets. The Company initially records these investments at cost, which approximates its fair value at inception and subsequently records these investments at fair value. Changes in the fair value are reflected in earnings. The cash flows related to purchases and maturities of other invested securities are classified as cash flows from investing activities, while proceeds and payments related to the sale and purchase of financial products are classified as cash flows from financing activities in the consolidated statements of cash flows. All other invested securities balances were derecognized from the consolidated balance sheet upon the disposal of the financial services business (Note 4).

Long-term investments

The Company’s long-term investments consist of equity investments with and equity investments without readily determinable fair value, equity method investments, available-for-sale debt investments and other investments accounted for at fair value.

Prior to adopting ASC Topic 321, Investments—Equity Securities (“ASC 321”) on January 1, 2018, the Company carries at cost its investments in investees that do not have readily determinable fair value and over which the Company does not have significant influence, in accordance with ASC Subtopic 325-20, Investments-Other: Cost Method Investments. The Company only adjusts the carrying value of such investments for other-than-temporary decline in fair value and for distribution of earnings that exceed the Company’s share of earnings since its investment.

Management regularly evaluates the impairment of the cost method investments based on the performance and financial position of the investee as well as other evidence of market value. Such evaluation includes, but is not limited to, reviewing the investee’s cash position, recent financing, projected and historical financial performance, cash flow forecasts and financing needs. An impairment loss is recognized in earnings equal to the excess of the investment’s cost over its fair value at the balance sheet date of the reporting period for which the assessment is made. The fair value would then become the new cost basis of the investment.

Subsequent to the Company’s adoption of ASC 321 on January 1, 2018, the cumulative effect of RMB1.9 billion (US$270 million) representing the unrealized gains and losses of available-for-sale equity securities before the adoption was recorded as an adjustment to the opening retained earnings. Pursuant to ASC 321, equity investments, except for those accounted for under the equity method, those that result in consolidation of the investee and certain other investments, are measured at fair value, and any changes in fair value are recognized in earnings. For equity securities without readily determinable fair value and do not qualify for the existing practical expedient in ASC Topic 820, Fair Value Measurements and Disclosures (“ASC 820”) to estimate fair value using the net asset value per share (or its equivalent) of the investment, the Company elected to use the measurement alternative to measure those investments at cost, less any impairment, plus or minus changes resulting from observable price changes in orderly transactions for identical or similar investments of the same issuer, if any. Equity securities with readily determinable fair value are measured at fair values, and any changes in fair value are recognized in earnings.

Pursuant to ASC 321, for equity investments measured at fair value with changes in fair value recorded in earnings, the Company does not assess whether those securities are impaired. For those equity investments that the Company elects to use the measurement alternative, the Company makes a qualitative assessment of whether the investment is impaired at each reporting date. If a qualitative assessment indicates that the investment is impaired, the entity has to estimate the investment’s fair value in accordance with the principles of ASC 820. If the fair value is less than the investment’s carrying value, the entity has to recognize an impairment loss in net income equal to the difference between the carrying value and fair value.

Available-for-sale debt investment is convertible debt instrument issued by a private company, which is measured at fair value, with unrealized gain or loss recorded in accumulated other comprehensive income.

Investments in entities in which the Company can exercise significant influence but does not own a majority equity interest or control are accounted for using the equity method of accounting in accordance with ASC Topic 323,Investments-Equity Method and Joint Ventures (“ASC 323”). Under the equity method, the Company initially records its investment at cost and the difference between the cost of the equity investee and the fair value of the underlying equity in the net assets of the equity investee is recognized as equity method goodwill, which is included in the equity method investment on the consolidated balance sheets. The Company subsequently adjusts the carrying amount of its investment to recognize the Company’s proportionate share of each equity investee’s net income or loss into earnings. The Company will discontinue applying the equity method if an investment (plus additional financial support provided to the investee, if any) has been reduced to zero. When the Company has other investments in its equity-method investee and is not required to advance additional funds to that investee, the Company would continue to report its share of equity method losses in its statement of comprehensive income after its equity-method investment in ordinary shares has been reduced to zero, to the extent of and as an adjustment to the adjusted basis of the Company’s other investments in the investee. Such losses are first applied to those investments of a lower liquidation preference before being further applied to the investments of a higher liquidation preference. The Company adopted a one-quarter lag in reporting for its share of equity income (loss) in all of its investees.

The Company evaluates the equity method investments for impairment whenever events or changes in circumstances indicate that the carrying amount of the investment might not be recoverable. Factors considered by the Company when determining whether an investment has been other-than-temporarily-impaired, includes, but not limited to, the length of the time and the extent to which the market value has been less than cost, the financial performance and near-term prospect of the investee, and the Company’s intent and ability to retain the investment until the recovery of its cost. An impairment loss on the equity method investments is recognized in earnings when the decline in value is determined to be other-than-temporary.

In accordance with ASC 946-320 Financial Services—Investment Companies, Investments—Debt and Equity Securities, the Company accounts for long-term equity investments in unlisted companies held by consolidated investment companies at fair value. These investments were initially recorded at their transaction price net of transaction costs, if any. Fair value of these investments are re-measured periodically in accordance with ASC 820.

Transfers of Financial Assets

The Company accounts for the transfers of financial assets in accordance with ASC 860. Financial assets are derecognized from the Company’s consolidated balance sheets if the transfer qualifies as sales. If the conditions for sale required by ASC 860 are not met, the transfer is considered to be a secured borrowing included in “Amounts due to the third-party investors” on the consolidated balance sheets. The assets remain on the consolidated balance sheets as “Other invested securities” and the sale proceeds are recognized as the Company’s liability. All other invested securities and liability balances were derecognized from the consolidated balance sheet upon disposal of the financial services business (Note 4).

Fair Value Measurements of Financial Instruments

Financial instruments are in the form of cash and cash equivalents, restricted cash, short-term investments, other invested securities, accounts receivable, loan and interest receivables, amounts due from and due to related parties, other receivables, long-term investments, short-term loans, accounts payable and accrued liabilities, customer advances and deposits, derivative instruments, notes payable, convertible senior notes and long-term loans. The carrying values of the aforementioned financial instruments included in current assets and liabilities approximate their respective fair values because of their general short maturities. The carrying amounts of long-term loans approximate fair values as the related interest rates approximate rates currently offered by financial institutions for similar debt instruments of comparable maturities.

Fixed Assets

Fixed assets are stated at cost less accumulated depreciation. Depreciation is recorded on a straight-line basis over the shorter of the estimated useful lives of the assets or the term of the related lease, as follows:

Office building	– 43 to 45 years
Office building related facility, machinery and equipment	– 15 years
Computer equipment	– 3 to 5 years
Office equipment	– 3 to 5 years
Vehicles	– 5 years
Leasehold improvements	– over the shorter of lease terms or estimated useful lives of the assets

Fixed assets have no estimated residual value except for the office building and its related facility, machinery and equipment, which have an estimated residual value of 4% of the cost.

Repair and maintenance costs are charged to expense as incurred, whereas the cost of renewals and betterments that extend the useful life of fixed assets are capitalized as additions to the related assets. Retirements, sales and disposals of assets are recorded by removing the cost and accumulated depreciation from the asset and accumulated depreciation accounts with any resulting gain or loss reflected in earnings. All direct and indirect costs that are related to the construction of fixed assets and incurred before the assets are ready for their intended use are capitalized as construction in progress. Construction in progress is transferred to specific fixed assets items and depreciation of these assets commences when they are ready for their intended use.

Interest costs are capitalized if they are incurred during the acquisition, construction or production of a qualifying asset and such costs could have been avoided if expenditures for the assets have not been made. Capitalization of interest costs commences when the activities to prepare the asset are in progress and expenditures and borrowing costs are being incurred. Interest costs are capitalized until the assets are ready for their intended use. Interest costs capitalized for the years ended December 31, 2016, 2017 and 2018 were insignificant.

Licensed Copyrights

Licensed copyrights consist of professionally-produced content such as movies, television series, variety shows, sports and other video content acquired from external parties. The license fees are capitalized and, unless prepaid, a corresponding liability recorded when cost of the content is known, the content has been accepted by us in accordance with the conditions of the license agreement and the content is available for its first showing on our internet platform. Licensed copyrights are carried at the lower of unamortized cost or net realizable value. The current and non-current portions of licensed copyrights of video content are recorded in “Other current assets, net” or “Intangible assets, net,” respectively. Licensed copyrights include non-exclusive and exclusive content. For non-exclusive licensed copyrights, the Company only has the right to broadcast the content on its internet platform. For exclusive licensed copyrights, in addition to the broadcasting rights, the Company also has the right to sublicense the content to third parties.

Non-exclusive licensed copyrights, mainly comprising of newly released movies, television series and seasonal variety shows, are generally amortized using an accelerated method based on historical viewership consumption patterns. Other non-exclusive licensed copyrights, mainly comprising of library movies, television series and variety shows and certain non-episodic features, are amortized on a straight-line basis, as the consumption pattern based on historical viewing data supports this amortization method. Estimates of the consumption patterns for licensed copyrights are reviewed periodically and revised, if necessary. The major factors that impact the viewership consumption patterns include film box office, ratings for television series and variety shows, user traffic on our platforms, placement schedule, user tastes and preferences, emerging cultural trends, merchandising and marketing efforts. Revisions to the amortization pattern are accounted for as a change in accounting estimate prospectively in accordance with ASC Topic 250, Accounting Changes and Error Corrections (“ASC 250”).

The purchase cost of exclusive licensed copyrights includes the right to broadcast and the right to sublicense to third parties. The Company allocates content cost to these two rights when the exclusive licensed copyrights are initially recognized, based on the relative proportion of our estimate of the total revenues that will be generated by each right. Content costs related to the broadcasting right, which is the portion of an exclusive licensed copyright that generates direct and indirect advertising and membership revenues, are amortized in accordance with ASC Subtopic 920-350, Entertainment-Broadcasters: Intangibles—Goodwill and Other (“ASC 920-350”), using the same method as non-exclusive licensed copyrights described above. For the right to sublicense to third parties, which is the portion of an exclusive licensed copyright that generates direct revenues, are amortized in accordance with ASC Topic 926, Entertainment—Films (“ASC 926”) using an individual-film-forecast-computation method, which amortizes such costs based on the ratio of the actual sublicensing revenues generated for the current period to the total sublicensing revenues estimated to be generated by the sublicensing right. The Company reviews the forecasted total direct revenues on a periodic basis and any change in estimate will result in a revised fraction applied to the net carrying amount of the right to sublicense. The difference between expenses determined using the new estimates and any amounts previously expensed during the fiscal year is recognized in the period of revision.

On a periodic basis, the Company evaluates the program usefulness of the broadcasting rights of its licensed copyrights and record such rights at the lower of unamortized cost or estimated net realizable value pursuant to the guidance in ASC 920-350. When there is a change in the expected usage of licensed copyrights, the Company estimates net realizable value of licensed copyrights to determine if any impairment exists.

Net realizable value is determined by estimating the expected cash flows generated from the provision of online advertising and membership services, less any direct costs, over the remaining useful lives of non-exclusive licensedcopyrights. The Company estimates advertising and membership cash flows for each category of content. Estimates that impact advertising and membership cash flows include anticipated levels of demand for the Company’s online advertising and membership services and the expected selling prices of the Company’s advertisements and memberships. For the right to sublicense to third parties, the Company assesses recoverability in accordance with ASC Subtopic 926-20, Entertainment—Films: Other Assets—Film Costs (“ASC 926-20”). The Company recognized impairment charges on licensed copyrights of RMB212 million, RMB390 million and RMB181 million (US$26 million) for the years ended December 31, 2016, 2017 and 2018, respectively.

Goodwill and Intangible Assets

Goodwill

The Company assesses goodwill for impairment in accordance with ASC Subtopic 350-20, Intangibles—Goodwill and Other: Goodwill (“ASC 350-20”), which requires that goodwill to be tested for impairment at the reporting unit level at least annually and more frequently upon the occurrence of certain events, as defined by ASC 350-20. As of December 31, 2017 and 2018, the Company has two reporting units, consisting of Baidu Core and iQIYI.

The Company has the option to assess qualitative factors first to determine whether it is necessary to perform the two-step test in accordance with ASC 350-20. If the Company believes, as a result of the qualitative assessment, that it is more-likely-than-not that the fair value of the reporting unit is less than its carrying amount, the two-step quantitative impairment test described above is required. Otherwise, no further testing is required. In the qualitative assessment, the Company considers primary factors such as industry and market considerations, overall financial performance of the reporting unit, and other specific information related to the operations. In performing the two-stepquantitative impairment test, the first step compares the carrying amount of the reporting unit to the fair value of the reporting unit based on either quoted market prices of the ordinary shares or estimated fair value using a combination of the income approach and the market approach. If the fair value of the reporting unit exceeds the carrying value of the reporting unit, goodwill is not impaired and the Company is not required to perform further testing. If the carrying value of the reporting unit exceeds the fair value of the reporting unit, then the Company must perform the second step of the impairment test in order to determine the implied fair value of the reporting unit’s goodwill. The fair value of the reporting unit is allocated to its assets and liabilities in a manner similar to a purchase price allocation in order to determine the implied fair value of the reporting unit goodwill. If the carrying amount of the goodwill is greater than its implied fair value, the excess is recognized as an impairment loss.

The Company performed qualitative assessments for the reporting unit of Baidu Core in 2017 and 2018. Based on the requirements of ASC 350-20, the Company evaluated all relevant factors including, but not limited to, macroeconomic conditions, industry and market conditions, financial performance, and the share price of the Company. The Company weighed all factors in their entirety and concluded that it was not more-likely-than-not the fair value was less than the carrying amount of Baidu Core, and further impairment testing on goodwill was unnecessary as of December 31, 2017 and 2018.

The Company elected to assess goodwill for impairment using the two-step process for the reporting unit of iQIYI. Subsequent to iQIYI’s IPO, the Company primarily considered the quoted market price of iQIYI’s share to determine the fair value of the reporting unit. Before its IPO, significant management judgment was involved in determining these estimates and assumptions, and actual results may differ from those used in valuations. Changes in these estimates and assumptions could materially affect the determination of fair value for each reporting unit which could trigger future impairment. The judgment in estimating the fair value of a reporting unit includes forecasts of future cash flows, which are based on our best estimate of future revenue and operating expenses growth rates, future capital expenditures and working capital levels, as well as an appropriate discount rate determined by a weighted average cost of capital approach and the selection of comparable companies operating in similar businesses. The Company also reviewed observable market data to assess the reasonableness of assumptions such as discount rate, operating margins, and working capital levels. As of December 31, 2017 and 2018, the fair value of iQIYI exceeded its carrying amount, and therefore goodwill related to the iQIYI reporting unit was not impaired and the Company was not required to perform further testing.

Intangible assets

Intangible assets with finite lives are carried at cost less accumulated amortization. Land use rights are amortized using a straight-line method over the shorter of their estimated useful lives or the terms of the related land use right contracts. All other intangible assets with finite lives are amortized using the straight-line method over the estimated useful lives, except for the sublicensing rights and certain licensed copyrights.

Intangible assets have weighted average useful lives from the date of purchase as follows:

Land use rights	– 50 years
Customer relationships	– 3 years
Software	– 5 years
Trademarks	– 9 years
User list	– 3 years
Licensed copyrights of video contents	– 3 years
Others	– 6 years

Intangible assets with an indefinite useful life are not amortized and are tested for impairment annually or more frequently if events or changes in circumstances indicate that they might be impaired in accordance with ASC Subtopic 350-30, Intangibles-Goodwill and Other: General Intangibles Other than Goodwill (“ASC 350-30”).

Produced Content, net

The Company produces and contracts external parties to produce films and episodic series to exhibit on its websites. Produced content includes direct production costs, production overhead and acquisition costs and is stated at the lower of unamortized cost or estimated fair value. Produced content also includes cash expenditures made to acquire a proportionate share of certain rights to films including profit sharing, distribution and/or other rights. Produced content exceeding the total revenues to be earned (“ultimate revenue”) is expensed as cost of revenues.

The Company uses the individual-film-forecast-computation method and amortizes the produced content based on the ratio of current period actual revenue (numerator) to estimated remaining unrecognized ultimate revenue as of the beginning of the fiscal year (denominator) in accordance with ASC 926-20. The Company reviews the forecasted ultimate revenues on a periodic basis and any change in estimate will result in a revised fraction applied to the net carrying amount of the right to sublicense, and the difference between expenses determined using the new estimates and any amounts previously expensed during the fiscal year is recognized in the period of revision.

The Company reviews unamortized produced content costs for impairment whenever events or circumstances indicate that the fair value of the produced content may be less than its unamortized cost. Produced content was presented as “Other non-current assets” on the consolidated balance sheets, the carrying amounts were RMB1.6 billion and RMB3.7 billion (US$543 million), respectively, as of December 31, 2017 and 2018.

Impairment of Long-Lived Assets Other Than Goodwill

The Company evaluates long-lived assets, such as fixed assets and purchased or internally developed intangible assets with finite lives, for impairment whenever events or changes in circumstances indicate the carrying value of an asset may not be recoverable in accordance with ASC Topic 360, Property, Plant and Equipment. When such events occur, the Company assesses the recoverability of the asset group based on the undiscounted future cash flow the asset group is expected to generate and recognizes an impairment loss when estimated undiscounted future cash flow expected to result from the use of the asset group plus net proceeds expected from disposition of the asset group, if any, is less than the carrying value of the asset group. If the Company identifies an impairment, the Company reduces the carrying amount of the asset group to its estimated fair value based on a discounted cash flow approach or, when available and appropriate, to comparable market values. The Company uses estimates and judgments in its impairment tests and if different estimates or judgments had been utilized, the timing or the amount of any impairment charges could be different. Asset groups to be disposed of would be reported at the lower of the carrying amount or fair value less costs to sell, and no longer depreciated. The assets and liabilities of a disposal group classified as held for sale would be presented separately in the appropriate asset and liability sections of the consolidated balance sheets.

Revenue Recognition

The Company adopted ASC Topic 606 Revenue from Contracts with Customers (“ASC 606”), from January 1, 2018, using the modified retrospective method. Revenues for the year ended December 31, 2018 were presented under ASC 606, and revenues for the years ended December 31, 2017 and 2016 were not adjusted and continue to be presented under ASC Topic 605, Revenue Recognition. The cumulative effect of adopting ASC 606 resulted in an increase of RMB933 million (US$136 million) to the opening balance of retained earnings at January 1, 2018, which is primarily related to the Company’s online marketing revenues.

Revenue is recognized when control of promised goods or services is transferred to the Company’s customers in an amount of consideration to which an entity expects to be entitled to in exchange for those goods or services. Starting from January 1, 2018, value added taxes (“VAT”) was reclassified from cost of revenue to net against revenues in accordance with ASC 606. The Company recognized VAT of RMB3.9 billion, RMB4.8 billion and RMB6.1 billion (US$884 million) for the years ended December 31, 2016, 2017 and 2018, respectively. Other than the presentation of VAT, the impact from adopting ASC 606 was not material to the Company’s consolidated financial statements as of and for the year ended December 31, 2018.

The following table presents the Company’s revenues disaggregated by revenue source:

	For the years ended
	December 31, 2016	December 31, 2017	December 31, 2018	December 31, 2018
	RMB	RMB	RMB	US$
	(In millions)
Online marketing	64,525	73,146	81,912	11,914

iQIYI membership service	3,759	6,532	10,603	1,542
iQIYI content distribution	501	1,192	2,163	315
Interest income earned from provision of financial services	222	1,658	1,724	251
Others	1,542	2,281	5,875	854

Other revenue	6,024	11,663	20,365	2,962

Total revenue	70,549	84,809	102,277	14,876

The Company’s revenue recognition policies effective on the adoption date of ASC 606 are as follows:

Performance-based online marketing services

Cost-per-click

The Company’s auction-based P4P platform enables customers to bid for priority placement of their paid sponsored links. The P4P platform enables customers to reach users who search for information related to their products or services. The P4P services include search-based online marketing services and feed-based online marketing services. The P4P online marketing customers may choose to set a daily limit on the amount spent and may also choose to target only users accessing our website from specified regions in China and/or during a specific time period of the day.

Besides the Company’s traditional search-based P4P services, the Company also displays feed-based marketing to target the right feed users based on user data on the Company’s platform. Customers pay the Company when a targeted user clicks the feed-based marketing and are directed to its platforms.

Revenue is recognized when all of the revenue recognition criteria are met, which is generally when a user clicks on one of the customer-sponsored links or feed-based marketing.

Other performance-based online marketing services

To the extent the Company provides online marketing services based on performance criteria other than cost-per-click, such as the number of downloads (and user registration) of mobile apps and the pre-determined ratios of completed transaction volumes, revenue is recognized when the specified performance criteria are met along with the satisfaction of other applicable revenue recognition criteria.

Display advertisements

The Company provides display-based online advertising services to its customers by integrating text description, image and video, and displaying the advertisement in a prominent position of the search result page, vertical search products or Baidu Feed. The Company recognizes revenue on a pro-rata basis over the contractual term for cost per time advertising arrangements commencing on the date the customer’s advertisement is displayed on the Company’s platform, or based on the number of times that the advertisement has been displayed for cost per thousand impressions advertising arrangements.

Online marketing services involving Baidu Union

Baidu Union is a program through which the Company expands distribution of its customers’ sponsored links or advertisements by leveraging the traffic of Baidu Union partners’ internet properties. The Company makes payments to Baidu Union partners for the acquisition of traffic. The Company is the principal in these transactions, as it is primarily responsible for fulfilling the service, has discretion in establishing pricing and controls the advertising inventory before the transfer to customers. Therefore, revenue is recognized on a gross basis on the amount of fees it billed to its customers. Payments made to Baidu Union partners are recorded as traffic acquisition costs, which are included in “Cost of revenues” in the consolidated statements of comprehensive income.

Membership services

The Company offers membership services that provide subscribing members access to stream a library of premium content or personal cloud service in exchange for upfront non-refundable membership fees. When the receipt of membership fees is for services to be delivered over a period of time, the receipt is initially recorded as deferred revenue and revenue is recognized ratably over the membership period as services are rendered. Membership services revenue also includes fees earned from on-demand content purchases made by members and the sale of the right to services such as other memberships, which the Company acquires and controls before they are transferred to the customers.

Content distribution

The Company generates revenues from sub-licensing content licensed from third party vendors for cash and through nonmonetary exchanges mainly with other online video broadcasting companies. The exclusive licensing agreements the Company enters into with vendors has a definitive license period and provides the Company the rights to sub-license these contents to other third parties. The Company enters into a non-exclusive sub-licenseagreement with a sub-licensee for a period that falls within the original exclusive license period. For cash sub-licensing transactions, the Company receives the sub-license fee upfront under the sub-licensing arrangements and does not have any future obligation once it has provided the underlying content to the sub-licensee (which is provided at or before the beginning of the sub-license period). The sub-license fees are recognized in accordance with ASC 606 and represents a license of functional intellectual property that grants a right to use the Company’s licensed copyrights, and recognized at the point in time when the licensed copyright is made available for the customer’s use and benefit.

The Company also enters into nonmonetary transactions to exchange online broadcasting rights of licensed copyrights with other online video broadcasting companies from time to time. The exchanged licensed copyrights provide rights for each party to broadcast the licensed copyrights received on its own website only. Each transferring party retains the right to continue broadcasting the exclusive content on its own website and/or sublicense the rights to the content it surrendered in the exchange. The Company accounts for these nonmonetary exchanges in accordance with ASC 606, and records the transaction based on the fair value of the asset received starting from January 1, 2018. Barter sublicensing revenue are recognized in accordance with the same ASC 606 criteria above. The Company estimates the fair value of the licensed copyrights received based on various factors, including broadcasting schedule, cast and crew, theme and popularity, box office and market share of counterparties to the exchange. The attributable cost of cash sublicensing transactions, whether for cash or through nonmonetary exchanges, is recognized as cost of revenues through the amortization of the sublicensing right component of the exclusive licensed copyright, computed using the individual-film-forecast-computation method in accordance with ASC 926.

The Company recognized barter sublicensing revenues of RMB382 million, RMB763 million and RMB1.1 billion (US$158 million) and related costs of RMB363 million, RMB650 million and RMB1.0 billion (US$149 million) for the years ended December 31, 2016, 2017 and 2018, respectively.

Barter transactions

The Company engages in certain barter transactions other than licensed copyrights of video contents, such as advertising, from time to time. The transaction price of the nonmonetary consideration is measured at fair value at contract inception. If fair value cannot be reasonably estimated, the Company measures the consideration indirectly by reference to the standalone selling price of the services promised to the customer in exchange for the consideration. Revenues recognized on advertising barter transactions were immaterial for the years ended December 31, 2016, 2017 and 2018.

Financial services

The Company offers financial services which include provision of installment payment services to consumers and wealth management services to third-party investors. Interest income earned from provision of financial services is reported as “Other revenues” and reported on a net basis after deduction of related interest costs incurred. The Company recognized gross interest income of RMB3.5 billion and RMB3.3 billion (US$483 million) and interest costs of RMB1.9 billion and RMB1.6 billion (US$232 million) for the years ended December 31, 2017 and 2018, respectively. Gross interest income and interest costs recognized for the year ended December 31, 2016 were insignificant. The financial services business was disposed of in August 2018 (Note 4).

Other revenue recognition related policies

For arrangements that include multiple performance obligations, primarily for advertisements to be displayed in different spots, placed under different forms and displayed at different times, the Company would evaluate all the performance obligations in the arrangement to determine whether each performance obligation is distinct. Consideration is allocated to each performance obligation based on its standalone selling price. If a promised good or service does not meet the criteria to be considered distinct, it is combined with other promised goods or services until a distinct bundle of goods or services exists.

Timing of revenue recognition may differ from the timing of invoicing to customers. For certain services customers are required to pay before the services are delivered to the customer. When either party to a revenue contract has performed, the Company recognizes a contract asset or a contract liability in the consolidated balance sheet, depending on the relationship between the entity’s performance and the customer’s payment. Contract liabilities were mainly related to fees for membership services to be provided over the membership period, which were presented as deferred revenue on the consolidated balance sheets. The increase in deferred revenue as compared to the year ended December 31, 2017 is a result of the increase in consideration received from the Company’s customers.

The opening balance of contract assets were RMB832 million as of January 1, 2018. As of December 31, 2018, contract assets of RMB1.4 billion (US$206 million), net of allowance for doubtful accounts of RMB21 million (US$3 million) were recognized and included in “Other current assets, net” on the consolidated balance sheet.

The Company does not disclose the value of unsatisfied performance obligations for (i) contracts with an original expected length of one year or less and (ii) contracts for which the Company recognizes revenue at the amount to which it has the right to invoice for services performed.

The Company provides sales incentives to customers which entitle them to receive reductions in the price of the online marketing services by meeting certain cumulative consumption requirements. The Company accounts for these incentives granted to customers as variable consideration and net against revenue. The amount of variable consideration is measured based on the most likely amount of incentives to be provided to customers.

Cost of Revenues

Cost of revenues consists primarily of traffic acquisition costs, bandwidth costs, depreciation, content costs, payroll and related costs of operations. Starting from January 1, 2018, VAT was recorded net against revenue instead of as cost of revenue.

Traffic acquisition costs represent the amounts paid or payable to Baidu Union partners who direct search queries to the Company’s websites or distribute the Company’s customers’ paid links through their properties. These payments are primarily based on revenue sharing arrangements under which the Company pays its Baidu Union partners and other business partners a percentage of the fees it earns from its online marketing customers.

Advertising and Promotional Expenses

Advertising and promotional expenses, including advertisements through various forms of media and kinds of marketing and promotional activities, are included in “Selling, general and administrative expense” in the consolidated statements of comprehensive income (loss) and are expensed when incurred. Advertising and promotional expenses for the years ended December 31, 2016, 2017 and 2018 were RMB7.7 billion, RMB4.6 billion and RMB10.1 billion (US$1.5 billion), respectively.

Government Subsidies

Government subsidies primarily consist of financial subsidies received from provincial and local governments for operating a business in their jurisdictions and compliance with specific policies promoted by the local governments. For certain government subsidies, there are no defined rules and regulations to govern the criteria necessary for companies to receive such benefits, and the amount of financial subsidy is determined at the discretion of the relevant government authorities. The government subsidies of non-operating nature with no further conditions to be met are recorded as non-operating income in “Other income, net” when received. The government subsidies with certain operating conditions are recorded as “deferred income” when received and will be recorded as operating income when the conditions are met.

Leases

Leases are classified as either capital or operating leases. Leases that transfer substantially all the benefits and risks incidental to the ownership of assets are accounted for as capital leases as if there was an acquisition of an asset and incurrence of an obligation at the inception of the lease. All other leases are accounted for as operating leases wherein rental payments are expensed as incurred.

Income Taxes

The Company recognizes income taxes under the liability method. Deferred income taxes are recognized for differences between the financial reporting and tax bases of assets and liabilities at enacted tax rates in effect for the years in which the differences are expected to reverse. The Company records a valuation allowance against the amount of deferred tax assets that it determines is not more-likely-than-not to be realized. The effect on deferred taxes of a change in tax rates is recognized in earnings in the period that includes the enactment date.

The Company applies the provisions of ASC Topic 740, Income Taxes (“ASC 740”), in accounting for uncertainty in income taxes. ASC 740 clarified the accounting for uncertainty in income taxes by prescribing the recognition threshold a tax position is required to meet before being recognized in the financial statements. The Company has elected to classify interest and penalties related to an uncertain tax position (if and when required) as part of income tax expense in the consolidated statements of comprehensive income. As of and for the years ended December 31, 2016, 2017 and 2018, the amounts of unrecognized tax benefits as well as interest and penalties associated with uncertainty in income taxes were insignificant.

Share-based Compensation

The Company accounts for share-based compensation in accordance with ASC Topic 718, Compensation-Stock Compensation (“ASC 718”). The Company has elected to recognize share-based compensation using the straight-line method for all share-based awards issued with no performance conditions. For awards with performance conditions, compensation cost is recognized on an accelerated basis if it is probable that the performance condition will be achieved.

Forfeitures are estimated based on historical experience and are periodically reviewed. Cancellation of an award accompanied by the concurrent grant of a replacement award is accounted for as a modification of the terms of the cancelled award (“modified awards”). The compensation costs associated with the modified awards are recognized if either the original vesting condition or the new vesting condition is achieved. Total recognized compensation cost for the awards is at least equal to the fair value of the awards at the grant date unless at the date of the modification the performance or service conditions of the original awards are not expected to be satisfied. The incremental compensation cost is measured as the excess of the fair value of the replacement award over the fair value of the cancelled award at the cancellation date. Therefore, in relation to the modified awards, the Company recognizes share-based compensation over the vesting periods of the replacement award, which comprises, (i) the amortization of the incremental portion of share-based compensation over the remaining vesting term and (ii) any unrecognized compensation cost of the original award, using either the original term or the new term, whichever results in higher expenses for each reporting period.

The Company accounts for share awards issued to non-employees in accordance with the provisions of ASC Subtopic 505-50, Equity: Equity-based Payments to Non-Employees. The Company uses the Black-Scholes-Merton option pricing model method to measure the value of options granted to non-employees at each vesting date to determine the appropriate charge to share-based compensation. ASC 718 requires share-based compensation to be presented in the same manner as cash compensation rather than as a separate line item.

Earnings Per Share (“EPS”)

The Company computes earnings per Class A and Class B ordinary shares in accordance with ASC Topic 260, Earnings Per Share (“ASC 260”), using the two-class method. Under the provisions of ASC 260, basic earnings per share is computed using the weighted average number of ordinary shares outstanding during the period except that it does not include unvested ordinary shares subject to repurchase or cancellation. The Company adjusts for the accretion of the redeemable noncontrolling interests in the calculation of income available to ordinary shareholders of the Company used in the earnings per share calculation.

Diluted earnings per share is computed using the weighted average number of ordinary shares and, if dilutive, potential ordinary shares outstanding during the period. Potentially dilutive securities such as convertible senior notes have been excluded from the computation of diluted net income per share if their inclusion is anti-dilutive. Potential ordinary shares consist of the incremental ordinary shares issuable upon the exercise of stock options, restricted shares subject to forfeiture, and contracts that may be settled in the Company’s stock or cash. The dilutive effect of outstanding stock options and restricted shares is reflected in diluted earnings per share by application of the treasury stock method. The computation of the diluted earnings per Class A ordinary share assumes the conversion of Class B ordinary shares to Class A ordinary shares, while diluted earnings per Class B ordinary share does not assume the conversion of such shares.

The liquidation and dividend rights of the holders of the Company’s Class A and Class B ordinary shares are identical, except with respect to voting rights. As a result, and in accordance with ASC 260, the undistributed earnings for each year are allocated based on the contractual participation rights of the Class A and Class B ordinary shares as if the earnings for the year had been distributed. As the liquidation and dividend rights are identical, the undistributed earnings are allocated on a proportionate basis. Further, as the conversion of Class B ordinary shares is assumed in the computation of the diluted earnings per Class A ordinary share, the undistributed earnings are equal to net income for that computation.

For the purposes of calculating the Company’s basic and diluted earnings per Class A and Class B ordinary shares, the ordinary shares relating to the options that were exercised are assumed to have been outstanding from the date of exercise of such options.

Contingencies

The Company records accruals for certain of its outstanding legal proceedings or claims when it is probable that a liability will be incurred and the amount of loss can be reasonably estimated. The Company evaluates, on a quarterly basis, developments in legal proceedings or claims that could affect the amount of any accrual, as well as any developments that would make a loss contingency both probable and reasonably estimable. The Company discloses the amount of the accrual if it is material.

When a loss contingency is not both probable and estimable, the Company does not record an accrued liability but discloses the nature and the amount of the claim, if material. However, if the loss (or an additional loss in excess of the accrual) is at least reasonably possible, then the Company discloses an estimate of the loss or range of loss, unless it is immaterial or an estimate cannot be made. The assessment of whether a loss is probable or reasonably possible, and whether the loss or a range of loss is estimable, often involves complex judgments about future events. Management is often unable to estimate the loss or a range of loss, particularly where (i) the damages sought are indeterminate, (ii) the proceedings are in the early stages, or (iii) there is a lack of clear or consistent interpretation of laws specific to the industry-specific complaints among different jurisdictions. In such cases, there is considerable uncertainty regarding the timing or ultimate resolution of such matters, including eventual loss, fine, penalty or business impact, if any.

Concentration of Risks

Concentration of credit risk

Financial instruments that potentially subject the Company to significant concentration of credit risk primarily consist of cash and cash equivalents, restricted cash, short-term investments, accounts receivable, and amounts due from related parties. As of December 31, 2018, the Company has RMB141.5 billion (US$20.6 billion) in cash and cash equivalents, restricted cash, and short-term investments, 94% and 6% of which are held by financial institutions in the PRC and international financial institutions outside of the PRC, respectively. The Company’s total cash and cash equivalents, restricted cash, and short-term investments held at four financial institutions in the PRC exceeded 10%, representing 37%, 15%, 13%, and 11% of the Company’s total cash and cash equivalents, restricted cash, and short-term investments as of December 31, 2018, respectively.

PRC state-owned banks, such as Bank of China, are subject to a series of risk control regulatory standards, and PRC bank regulatory authorities are empowered to take over the operation and management when any of those banks faces a material credit crisis. The Company does not foresee substantial credit risk with respect to cash and cash equivalents, restricted cash and short-term investments held at the PRC state-owned banks. Meanwhile, China does not have an official deposit insurance program, nor does it have an agency similar to what was the Federal Deposit Insurance Corporation (FDIC) in the U.S. In the event of bankruptcy of one of the financial institutions in which the Company has deposits or investments, it may be unlikely to claim its deposits or investments back in full. The Company selected reputable international financial institutions with high rating rates to place its foreign currencies. The Company regularly monitors the rating of the international financial institutions to avoid any potential defaults. There has been no recent history of default in relation to these financial institutions.

Accounts receivable are typically unsecured and derived from revenue earned from customers and agents in China, which are exposed to credit risk. The risk is mitigated by credit evaluations the Company performs on its customers and its ongoing monitoring process of outstanding balances. The Company maintains reserves for estimated credit losses and these losses have generally been within its expectations. As of December 31, 2017 and 2018, the Company had no single customer with a receivable balance exceeding 10% of the total accounts receivable balance.

No customer or any Baidu Union partner generated greater than 10% of total revenues in any of the three years presented.

Amounts due from related parties are typically unsecured. In evaluating the collectability of the amounts due from related parties balance, the Company considers many factors, including the related parties’ repayment history and their credit-worthiness. An allowance for doubtful accounts is made when collection of the full amount is no longer probable.

Business and economic risks

The Company participates in a dynamic high technology industry and believes that changes in any of the following areas could have a material adverse effect on the Company’s future financial position, results of operations or cash flows: changes in the overall demand for services and products; changes in business offerings; competitive pressures due to new entrants; advances and new trends in new technologies and industry standards; changes in bandwidth suppliers; changes in certain strategic relationships or customer relationships; regulatory considerations; copyright regulations; brand maintenance and enhancement; and risks associated with the Company’s ability to attract and retain employees necessary to support its growth.

The Company’s operations could be adversely affected by significant political, economic and social uncertainties in the PRC.

Currency convertibility risk

Substantially all of the Company’s businesses are transacted in RMB, which is not freely convertible into foreign currencies. All foreign exchange transactions take place either through Bank of China or other banks authorized to buy and sell foreign currencies at the exchange rates quoted by the People’s Bank of China. Approval of foreign currency payments by the People’s Bank of China or other regulatory institutions requires submitting a payment application form together with suppliers’ invoices, shipping documents and signed contracts.

Foreign currency exchange rate risk

The functional currency and the reporting currency of the Company are the US$ and the RMB, respectively. The Company’s exposure to foreign currency exchange rate risk primarily relates to cash and cash equivalents, restricted cash, short-term investments, long-term investments, notes payable and convertible senior notes denominated in the US$. On June 19, 2010, the People’s Bank of China announced the end of the RMB’s de facto peg to the US$, a policy which was instituted in late 2008 in the face of the global financial crisis, to further reform the RMB exchange rate regime and to enhance the RMB’s exchange rate flexibility. On March 15, 2014, the People’s Bank of China announced the widening of the daily trading band for RMB against US$. The appreciation of the US$ against the RMB was approximately 5.67% in 2018. Most of the revenues and costs of the Company are denominated in RMB, while a portion of cash and cash equivalents, restricted cash, short-term investments, long-term investments, notes payable and convertible senior notes are denominated in U.S. dollars. It is difficult to predict how market forces or PRC or U.S. government policy may impact the exchange rate between the Renminbi and the U.S. dollar in the future. Any significant fluctuation of the valuation of RMB may materially affect the Company’s cash flows, revenues, earnings and financial position, and the value of, and any dividends payable on, the ADS in US$.

Derivative Instruments

ASC Topic 815, Derivatives and Hedging (“ASC 815”), requires all contracts which meet the definition of a derivative to be recognized on the balance sheet as either assets or liabilities and recorded at fair value. Changes in the fair value of derivative financial instruments are either recognized periodically in earnings or in other comprehensive income depending on the use of the derivative and whether it qualifies for hedge accounting. Changes in fair values of derivatives not qualified as hedges are reported in earnings.

Recent Accounting Pronouncements

In February 2016, the FASB issued ASU No. 2016-02, Leases (“ASU 2016-02”). ASU 2016-02 specifies the accounting for leases. For operating leases, ASU 2016-02 requires a lessee to recognize a right-of-use asset and a lease liability, initially measured at the present value of the lease payments, in its balance sheet. The standard also requires a lessee to recognize a single lease cost, calculated so that the cost of the lease is allocated over the lease term, on a generally straight-line basis. ASU 2016-02 is effective for public business entities for annual reporting periods and interim periods within those years beginning after December 15, 2018. The Company will adopt ASU 2016-02 on January 1, 2019 using by modified retrospective method and will not restate comparable periods. The Company will elect the package of practical expedients permitted under the transition guidance, which allow the Company to carry forward the historical lease classification, the assessment whether a contract is or contains a lease and initial direct costs for any leases that exist prior to adoption of the new standard. The Company will also elect the practical expedient not to separate lease and non-lease components for certain classes of underlying assets and the short-term lease exemption for contracts with lease terms of 12 months or less. Operating leases related to land use right, offices and internet data center (“IDC”) facilities will be subject to ASU 2016-02 and right-of-use assets and operating lease liabilities will be recognized on the Company’s consolidated balance sheet. The Company currently believes the most significant change will be related to the recognition of right-of-use assets and lease liabilities on the Company’s balance sheet for certain in-scope operating leases. The Company does not expect any material impact on net assets and the consolidated statement of comprehensive income as a result of adopting the new standard.

In June 2016, the FASB issued ASU No. 2016-13, Financial Instruments-Credit Losses (Topic 326): Measurement of Credit Losses on Financial Instruments (“ASU 2016-13”) which requires the measurement and recognition of expected credit losses for financial assets held at amortized cost. ASU 2016-13 replaces the existing incurred loss impairment model with an expected loss methodology, which will result in more timely recognition of credit losses. ASU 2016-13 is effective for annual reporting periods, and interim periods within those years, beginning after December 15, 2019. The Company is currently in the process of evaluating the impact of the adoption of ASU 2016-13 on its consolidated financial statements.

In June 2018, the FASB issued ASU No. 2018-07, Compensation—Stock Compensation (Topic 718)：Improvements to Nonemployee Share-Based Payment Accounting to simplify the accounting for share-based payments to nonemployees (“ASU 2018-07”) by aligning it with the accounting for share-based payments to employees, with certain exceptions. Under the guidance, the measurement of equity-classified nonemployee awards will be fixed at the grant date, which may lower their cost and reduce volatility in the income statement. The guidance is effective for public business entities in annual periods beginning after December 15, 2018, and interim periods within those years. Early adoption is permitted, including in an interim period. The ASU 2018-07 will impact the accounting of the share-based awards granted to non-employees and the Company does not expect a significant impact on its consolidated financial statements.

In August 2018, the FASB issued ASU No. 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”) which eliminates, adds and modifies certain disclosure requirements for fair value measurements. Under the guidance, public companies will be required to disclose the range and weighted average used to develop significant unobservable inputs for Level 3 fair value measurements. The guidance is effective for all entities for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years, but entities are permitted to early adopt either the entire standard or only the provisions that eliminate or modify the requirements. The Company does not expect a significant impact on its consolidated financial statements.

In March 2019, the FASB issued ASU 2019-02, Improvements to Accounting for Costs of Films and License Agreements for Program Materials (“ASU 2019-02”) which improves GAAP by aligning the accounting for production costs of an episodic television series with the accounting for production costs of films by removing the content distinction for capitalization. In addition, ASU 2019-02 requires that an entity test a film or license agreement for program material within the scope of ASC 920-350 for impairment at a film group level when the film or license agreement is predominantly monetized with other films and/or license agreements. The presentation and disclosure requirements in ASU 2019-02 also increase the transparency of information provided to users of financial statements about produced and licensed content. This update will be effective for the Company’s fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Early adoption is permitted. The Company is currently in the process of evaluating the effect that the adoption of ASU 2019-02 will have on the consolidated financial statements and related disclosures.